EXHIBIT 10.4

SEPARATION AGREEMENT
AND
GENERAL RELEASE OF CLAIMS

This Separation Agreement and General Release of Claims (hereinafter “Agreement”) is entered into by and between Robert E. Sobol, M.D. (hereinafter “Employee”) and Corautus Genetics Inc. (hereinafter “Corautus” or “Company”).

RECITALS

A.

Corautus (formerly known as GenStar Therapeutics Corporation) is a corporation and is doing business in the State of California.

B.

Employee has been employed by Corautus as President.

C.

Effective March 31, 2003, Employee will resign his position with Corautus to pursue other interests.

D.

Employee desires to settle and compromise any and all possible claims and disputes he has against Corautus arising out of their relationship to date, and to provide for a General Release of any and all such claims.

AGREEMENT

1.

Termination of Employment.

a.

Employee agrees that his resignation from employment with Corautus shall be effective and that his employment relationship with Corautus shall terminate as of March 31, 2003.

b.

Corautus shall pay Employee the sum of Ninety-Three Thousand Five Hundred Ninety-Three and 46/100 Dollars ($93,593.46) less applicable payroll taxes, on the eighth day after execution hereof in complete and full satisfaction of all accrued wages, salary and vacation pay owed by Corautus to Employee.

c.

Employee hereby resigns as President and Director of Corautus effective March 31, 2003.

2.

Separation Pay/Consideration.

Eight (8) days after Employee’s execution of this Agreement, Employee shall become eligible to receive the following consideration:

a.

In consideration of the covenants and releases of all claims other than Age Discrimination in Employment Act of 1967 (“ADEA”) claims given herein, Corautus will provide the following consideration to Employee:

i.

Corautus will issue to Employee options for 50,000 shares of Common Stock of Corautus at an exercise price of $.01 per share. Shares of Common Stock issued pursuant to the exercise of such options will be subject to the GenStar Stockholders Agreement among GenStar Therapeutics Corporation, Employee and others dated September 12, 2002.

ii.

Corautus will extend the time period to exercise vested Corautus stock options from 90 days from the termination of employment date as set forth in Section 1 of this Agreement, to two (2) years from the termination of employment date as set forth in Section 1 of this Agreement.

iii.

Corautus will continue to provide the existing medical and life insurance coverage elected by Employee under Corautus’s group health insurance and life insurance plans or will provide comparable medical insurance coverage to Employee and his spouse and eligible dependent children for a period of six (6) months from March 31, 2003, with Corautus to pay the entire premium for such coverage.

iv.

As additional consideration for the favorable provisions in this Agreement, Corautus agrees to assign to Employee or an entity designated by him, to the extent assignable, all of its right, title and interest, if any, which Corautus now has, in and to the grants, pending grants, patents and patent applications listed on Exhibit A and the intellectual property or inventions of Corautus which are solely associated therewith, together with all reasonably related written, graphic and/or machine readable materials, research and development documentation, grant related documents and reagents reasonably associated therewith (collectively “Property”); provided that (A) all such assignments of the Property will be AS IS and without any representation or warranty of any kind, express or implied, and subject to all liabilities, defects or encumbrances associated therewith; (B) Corautus is released in writing by all applicable parties from all obligations and liabilities, whenever arising, with respect to such grants, pending grants, patents, patent applications and licenses and as part of and as a condition to such transfers, and such parties agree to look solely to Employee or the entity designated by him for all performance required in connection therewith; (C) Employee will have the burden and sole expense of obtaining all needed consents and preparing all agreements and documents for all such transfers, which shall comply with the foregoing and shall be subject to Corautus’s review and approval.

v.

Corautus agrees to execute such reasonably required additional documents and perform such reasonable acts as are reasonably necessary to effectuate the intent of this Agreement, including without limitation the assignment set forth in subsection iv above, which are not, in Corautus’ sole opinion, unduly burdensome. Further, effective immediately upon such assignment, Corautus shall have no right or obligation to: (1) continue prosecution of patent applications that are part of the Property; (2) maintain any existing patents that are part of the Property; (2) enforce any patents; or (3) take any action in furtherance of prosecuting or exploiting patent applications, patents, grants or pending grants.

b.

In consideration of the covenants and releases of all ADEA claims given herein, Corautus will issue to Employee options for 50,000 shares of common stock of Corautus at an exercise price of $.01 per share, such shares being in addition to the shares under 2(a)(i) above. Shares of Common Stock issued pursuant to the exercise of such options will be subject to the GenStar Stockholders Agreement among GenStar Therapeutics Corporation, Employee and others dated September 12, 2002

c.

Release of All Claims Except ADEA Claims.

a.

In consideration of the separation payment/consideration described in Section 2a of this Agreement, which Employee would otherwise not be entitled to except for signing this Agreement, Employee does hereby unconditionally, irrevocably and absolutely release and discharge Corautus, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, predecessors, successors and assigns, and any related holding, parent, sister or subsidiary corporations from any and all loss, liability, claims, demands, causes of action or suits of any type, whether in law and/or in equity, related directly or indirectly, or in any way connected with any transaction, affairs or occurrences between them to date, including, but not limited to, Employee’s employment with Corautus and the termination of said employment. This Agreement specifically applies, without limitation, to any and all contract or tort claims, claims for wrongful termination, and claims arising under Title VII of the Civil Rights Act of 1991, the Americans with Disabilities Act, the Equal Pay Act, the California Fair Employment and Housing Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the California Family Rights Act, the California Labor Code, the Employee Retirement Income Security Act of 1974, and any and all federal or state statutes or provisions governing discrimination in employment except the federal statute specifically excluded hereafter. This release specifically excludes any and all loss, liability, claims, demands, causes of action or suits of any type arising under the ADEA. Employee’s release of ADEA claims will be addressed separately in Section 2(d) of this Agreement.

b.

Employee does expressly waive all of the benefits and rights granted to him pursuant to California Civil Code section 1542, which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee does certify that he has read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that he fully understands all of the same. Employee hereby expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now disclosed.

c.

Employee irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf, in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to the matters released above, it being the intention of the parties that with the execution by Employee of this release, Corautus, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, predecessors, successors and assigns, and any related holding, parent, sister or subsidiary corporations will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of Employee related in any way to the matters discharged herein.

d.

Release of All ADEA Claims.

a.

This section of the Agreement exclusively addresses Employee’s release of claims arising under federal law involving discrimination on the basis of age in employment (age forty and above). This section is provided separately, in compliance with federal law, including but not limited to the Older Workers’ Benefit Protection Act of 1990, to ensure that Employee clearly understands his rights so that any release of age discrimination claims under federal law (the Age Discrimination in Employment Act of 1967 (“ADEA”)) is knowing and voluntary on the part of Employee.

b.

Employee represents, acknowledges and agrees that Corautus has advised him, in writing, to discuss this Agreement with an attorney, and to that extent, if any, that Employee has desired, Employee has done so; that Corautus has given Employee forty-five (45) days from receipt of this Agreement to review and consider this Agreement before signing it, and Employee understands that he may use as much of this forty-five (45) day period as he wishes prior to signing; and that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Agreement; that he has read this Agreement in its entirety, and fully understands and is aware of its meaning, intent, content and legal effect; and that he is executing this release voluntarily and free of any duress or coercion.

c.

Employee represents, acknowledges and agrees that he has reviewed Exhibit B, attached to this Agreement, which sets forth the job titles and ages of employees whose current position have been impacted by the reorganization and the relevant job titles and ages of employees who were not impacted by the reorganization.

d.

The parties acknowledge that for a period of seven (7) days following the execution of this Agreement, Employee may revoke the Agreement, and the Agreement shall not become effective or enforceable until the revocation period has expired. This Agreement shall become effective eight (8) days after it has been signed by Employee and Corautus, and in the event the parties do not sign on the same date, then this Agreement shall become effective eight (8) days after the date it is signed by Employee.

e.

In consideration of the separation payment made to Employee described in Section 2b of this Agreement, which Employee would otherwise not be entitled to except for signing this Agreement, Employee does hereby unconditionally, irrevocably and absolutely release and discharge Corautus, its owners, directors, officers, employees, agents, attorneys, stockholders, insurers, divisions, predecessors, successors and assigns, and any related holding, parent, sister or subsidiary corporations from any and all loss, liability, claims, demands, causes of action or suits of any type arising under the ADEA and related directly or indirectly to Employee’s employment with Corautus and the termination of said employment.

f.

Employee does expressly waive all of the benefits and rights granted to him pursuant to California Civil Code section 1542, which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OF OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee does certify that he has read all of this Agreement, including the release provisions contained herein and the quoted Civil Code section, and that he fully understands all of the same. Employee hereby expressly agrees that this Agreement shall extend and apply to all unknown, unsuspected and unanticipated ADEA injuries and damages, as well as those ADEA injuries and damages that are now disclosed.

e.

Confidentiality/Non-Disparagement.

Employee agrees that all matters relative to this Agreement shall remain confidential. Accordingly, Employee hereby agrees that, with the exception of his spouse, counsel and tax advisors, he shall not discuss, disclose or reveal to any other persons, entities or organizations, whether within or outside of Corautus, the terms and conditions of this Agreement. Employee agrees not to make any derogatory or adverse statements, written or verbal, regarding Corautus or any of its present or former directors, officers or employees, to anyone. Additionally, Employee acknowledges and reaffirms responsibility under the Confidential Information and Inventions Assignment Agreement signed upon employment with Corautus.

f.

Entire Agreement.

The Parties further declare and represent that no promise, inducement or agreement not herein expressed has been made to them and that this Agreement contains the full and entire agreement between and among the Parties, and that the terms of this Agreement are contractual and not a mere recital.

g.

Applicable Law.

The validity, interpretation, and performance of this Agreement shall be construed and interpreted according to the laws of the State of California.

h.

Dispute Resolution.

Any dispute arising out of or related to this Agreement shall be resolved through binding arbitration through JAMS/Endispute in San Diego, California, under the then current applicable rules of JAMS/Endispute. Each party shall be responsible for its or his own costs and attorneys’ fees in connection with the arbitration.

i.

Complete Defense.

This Agreement may be pleaded as a full and complete defense against any action, suit or proceeding which may be prosecuted, instituted or attempted by either party in breach thereof.

j.

Severability.

If any provision of this Agreement, or part thereof, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts thereof, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.

k.

No Admission of Liability.

It is understood that this Agreement is not an admission of any liability by any person, firm, association or corporation but is in compromise of a disputed claim.

l.

Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the dates shown below.

Dated: April 4, 2003	/s/ ROBERT E. SOBOL, M.D.

Robert E. Sobol, M.D.

Corautus Genetics Inc.
Dated: April 4, 2003	By:	/s/ RICHARD E. OTTO

Richard E. Otto, Chief Executive Officer

EXHIBIT A

Grants

Number/Status/Duration	Title/Purpose

R43 A1054065-01	PEGylation of Max-Ad Vectors to Enhance Gene Delivery

R43 AI055121-01	Liposome Enhancement of Max-Ad Vector Gene Delivery

R43 AI50324-02	A Max-Ad Vaccine for Mucosal Immunity to HIV

R43 CA 83156	Complimentary Adenoviral Vectors for Treatment of Prostate Cancer (Phase I)

R44 CA 83156	Complimentary Adenoviral Vectors for Treatment of Prostate Cancer (Phase II)

R44 HL 63477-03	A Max-Ad Vector for Treatment of Hemophilia Factor VIII Deficiency

Licenses to Cover the Following Patents and Patent Applications

INDEX TO FOREIGN PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Patent Issued	Location

MINI-AD

1	96,2087-B (PCT)	Mini Ad Vector Filed: 12/4/97	Zhang et al	PCT/US97/10218			RES 3-1

1.1	96,2087-B (PCT)	References to #1	Zhang et al	PCT/US97/10218			RES 3-1

1.2	96,2087-B (PCT)	References to #1	Zhang et al	PCT/US97/10218			RES 3-1

1.3	96,2087-B (PCT)	References to #1	Zhang et al	PCT/US97/10218			RES 3-1

2	96,2087-D (PCT)	Factor VIII Mini-Ad Vector Filed: 12/18/97 CASE WITHDRAWN PER	Josephs, et al				RES 3-1

INDEX TO FOREIGN PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Patent Issued	Location

EMILY MAIO 1/14/98

3	96,2087-E (PCT)	Factor VIII Mini-Ad Vector Filed: 05/19/98	Zhang et al	PCT/US98/10330			RES 3-1

4	96,2087-F (EPO)

5	96,2087-G (CAN)

6	96,2087-H (JP)

7	96,424-I (PCT)	Mini-Adenoviral Vector System for Vaccination Filed: 7/20/01

8	96,2087-O	Mini-Ad Vector for Immunization Filed: 4/18/02		PCT/US02/12237

CELL LINES

9	96,424-C (PCT)	Adenovirus E-1 Complimenting Cell Lines Filed: 2/23/98	Ayares, et al	PCT/US98/03473			RES 3-1

10	96,424-D (EPO)	Adenovirus E-1 Complimenting Cell Lines	Ayares, et al.	98 908 661.6			RES 3-1

11	96,424-E (CAN)

12	96,424-F (JP)

DUAL-AD SYSTEM

13	97,087-A (PCT)	AN ONCOLYTIC/IMMUNOGENIC COMPLEMENTARY-ADENOVIRAL VECTOR SYSTEM	Alemany et al.	PCT/US98/01301		WO 98/35028 08/13/98	RES 3-1

14	97,087-C (EPO)

15	96,424-D (JP)

16	96,424-E (CAN)

BASIC AD VECTORS

17	96,2088-A (PCT)	Methods for Highly Efficient Generation of Adenoviral Vectors Filed: 12/19/97	Dai	PCT/US/97/23685		WO 98/32860 07/30/98	RES 3-1

INDEX TO FOREIGN PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Patent Issued	Location

17.1	96,2088-A (PCT)	References for #16	Dai	PCT/US/97/23685		WO 98/32860 07/30/98	RES 3-1

INDEX TO RADIATION SENSITIZATION PATENTS [CAMPBELL & FLORES]

	UCLA Ref.	C&F Docket	Title	Inventor	Serial No.	Patent	Issued	Location

1.	LA 96- 569-1	P-UL- 1932	Tumor Radiosensitization using Gene Therapy; Filed: 2/2/96	McBride	US 08/597,524	US 6,051,218	4/18/00	RES 3-3

2.	LA 96- 569-01	P-UL- 1932	Tumor Radiosensitization using Gene Therapy [CIP 08/597,524; filed 1/23/98	McBride	08/597,524	LA 96-569-01		RES 3-3

3.	LA 96- 569-2	P-UL 4032	Tumor Radiosensitization using Gene Therapy; filed 3/24/00	McBride	09/535,654	LA 96-569-2		RES 3-3

4.	LA 96- 569-1	FP-UL 2407	Combined Radiotherapy and Immunotherapy to Treat Cancer [Filed: 1/31/97]	McBride	PCT/US97/01465			RES 3-3

5.	LA 96- 569-1	FP-UL 3204	Combined Radiotherapy and Immunotherapy to Treat Cancer [Filed: 1/31/97]	McBride	Canada Pat. App: 2,244,841			RES 3-3

6.	LA 96- 569-01	FP-UL 3205	Combined Radiotherapy and Immunotherapy to Treat Cancer [Filed: 1/31/97]	McBride	Europe Pat. App: 97904085.4			RES 3-3

7.	LA 96- 569-1	FP-UL 3206	Combined Radiotherapy and Immunotherapy to Treat Cancer [Filed: 1/31/97]	McBride	Japanese Pat. App: 9-527808			RES 3-3

8.	LA 96- 569-1	FP-UL 3896	Combined Radiotherapy and Immunotherapy to Treat Cancer [Filed: 1/31/97]	McBride	Hong Kong Pat. App. 99104559.7 (European Pat. No. 0 907 720)			RES 3-3

INDEX TO ADENOVIRAL VECTOR U.S. PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Dates	Patent Issued	Location

MINI-AD

1.1	96,424	Mini-Adenoviral Vector System (parent) Filed 5/31/96	Zhang, et al.	08/658,961	I	5/31//96 through 6/10/98		RES 3-2

1.2	96,424	Mini-Adenoviral Vector System (parent)	Zhang, et al.	08/658,961	II	6/12/98 through 2/26/01		RES 3-2

INDEX TO ADENOVIRAL VECTOR U.S. PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Dates	Patent Issued	Location

1.3	96,424	Mini-Adenoviral Vector System (parent)	Zhang, et al.	08/658,961	III	8/25/00 to		RES 3-2

2	96,424-G	Mini-Adenoviral Vector System for Vaccination (Continuation of 96,424) FILED: 7/20/00	Zhang, et al	08/619,938				RES 3-2

3	96,2087	Factor VIII Mini-Ad Vector (CIP of 96,424) Filed 1/27/97 ABANDONED	Josephs et al	08/791,021				RES 3-2

4.1	96,2087-A	Factor VIII Mini-Ad Vector (CIP of 96,424) Filed 1/13/97	Josephs, et al	08/791,218	I	1/31/97 through 4/99		RES 3-2

4.2	96,2087-A	Factor VIII Mini-Ad Vector (CIP of 96,424) Filed 1/13/97	Josephs, et al	08/791,218	II	4/99 to 2/16/01		RES 3-2

5.1	96,2087-C	Mini-Ad Vector (CIP of 96,424 and 96,2087-A) Filed: 5/30/97; Amended 10/23/97	Zhang, et al.	08/866,403	I	8/21/97 to 1/19/99		RES 3-2

5.2	96,2087-C	Mini-Ad Vector (CIP of 96,424 and 96,2087-A) Filed: 5/30/97; Amended 10/23/97	Zhang, et al.	08/866,403	II	8/19/99 to 12/26/00		RES 3-2

6	96,2087-I	Minimal Adenoviral Vector System for FVIII Gene Therapy (Cont of 96,2087-C) Filed: 4/18/01	Zhang et al	09/837,079				RES 3-2

7	96,2087-J	Development and Application of a Minimal- Adenoviral Vector System for Gene Therapy of Hemophilia A: Thrombosis and Haemostasis, 82(2): 562-571 (1999) [Provisional APPLICATION WITH NEW DATA, incorporated into 96,2087-L Filed: 4/18/00	Zhang, et al	60,197,734				RES 3-2

8	96,2087-K	Sustained High-Level Expression of Full-Length Human Factor VIII and Restoration of Clotting Activity in Hemophilic Mice Using Minimal Adenovirus Vector. Blood, 95(3): 820 (2/1/00) [Provisional, incorporated into 96,2087-L]	Balague, et al	60,198,501				RES 3-2

INDEX TO ADENOVIRAL VECTOR U.S. PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Dates	Patent Issued	Location

Filed: 4/18/00

9	96,2087-L	Mini-Ad Vector and Methods of Using Same [Provisional Application; includes data from 96,2087 J & K, and the use of immunomodulators (i.e., anti-CD4 with mini-AD. Filed: 5/1/01	Fang and Hariharan	60/287,850				RES 3-2

10	MBHB00- 1104	Mini-Ad Mediated Recombinant Vaccine [Provisional App] Filed 10/10/00	Fang	Prov: 60/239,224				RES 3-2

11	MBHB00- 1130	HIV/HPV Mini-Ad Vaccine [Provisional App] Filed 10/19/00	Fang	Prov: 60/241,625				RES 3-2

CELL LINES

12.1	96,424-B	Adenovirus E1-Complementing Cell Lines (CIP of 96,424) Filed: 3/4/97 Unintentionally abandoned and revived as 96,424-H	Ayares, et al.	08/810,039	I			RES 3-2

12.2	96,424-B	Adenovirus E1-Complementing Cell Lines (CIP of 96,424) Filed: 3/4/97 Unintentionally abandoned and revived as 96,424-H	Ayares, et al.	08/810,039	II			RES 3-2

13	96,424-H	Adenovirus E-1 Complementing Cell Lines (Continuation of 96,424-B, which was unintentionally abandoned Filed: 2/8/01 with request to revive 96,424-B, which was granted	Ayares, et al	09/779,570				RES 3-2

DUAL-AD SYSTEM

14.1	97,087	Oncolytic/Immunogenic Complementary Adenoviral Vector System Filed: 2/10/97	Alemany, et al	08/797,160	I	2/10/97 through 5/30/00		RES 3-2

14.2	97,087	Oncolytic/Immunogenic Complementary Adenoviral Vector System Filed: 2/10/97; Cont. 5/22/02 Patent issued 6/11/02	Alemany, et al	08/797,160	II	8/11/00 through 2/12/01	US 6,403,370 B1	RES 3-2

INDEX TO ADENOVIRAL VECTOR U.S. PATENT FILES [MBHB]

No.	Case No.	Title	Inventor	Serial No.	Vol.	Dates	Patent Issued	Location

15	97,087-B	Oncolytic/Immunogenic Complimentary Adenoviral Vector System [Adds new data related to liver and prostate cancer along with DNA sequences] (CIP of 97,087) Filed: 3/31/00	Alemany, et al	09/539,698				RES 3-2

BASIC AD VECTORS

16.1	96,2088	Methods for Highly Efficient Generation of Adenoviral Vectors Filed: 1/28/97	Dai	08/789,886	I	1/28/97 through 5/1/98		RES 3-2

16.2	96,2088	Methods for Highly Efficient Generation of Adenoviral Vectors Filed: 1/28/97	Dai	08/789,886	II	6/4/98 through 2/1/01		RES 3-2

17	MBHB 01- 1207	Methods of Treatment with Viral Vectors (TGf-Beta blocker) Filed: 9/20/01		60/323,644

18	MBHB 01- 1700	Vaccine and Cancer Therapy Vectors (Genetic Dual Ad Contracts) Filed: 1/10/02		60/347,707

19	MBHB 02- 308	Materials and Methods for the Production of Biological Compositions (Liposomes / PEG) Filed: 4/29/02		60/376,350